UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2011

Adams Golf, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33978	75-2320087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Plano Pkwy, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 673-9000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2011, the registrant released information regarding the registrant's results of operations for the three and nine months ended September 30, 2011. The text of the release is included herewith as Exhibit 99.1.

The information furnished pursuant to Item 2.02 of this report shall not be considered or deemed to be "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and all exhibits to this report relating to Item 2.02 of this report are intended to be, and shall be, deemed furnished and not filed and such information and exhibits shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release (furnished herewith pursuant to Item 2.02 of this Form 8-K)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adams Golf, Inc.
Date: November 8, 2011	By: /s/ PAMELA J. HIGH Name: Pamela J. High Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release (furnished herewith pursuant to Item 2.02 of this Form 8-K)